UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2009

PennyMac Mortgage Investment Trust
 (Exact Name of Registrant as Specified in Charter)

Maryland	001-34416	27-0186273
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

27001 Agoura Road, Calabasas, California	91301
(Address of Principal Executive Offices)	(Zip Code)

(818) 224-7442
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 5, 2009, PennyMac Mortgage Investment Trust (the “Company”) issued a press release announcing its financial results for the period from August 4, 2009 (commencement of operations) to September 30, 2009.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this report, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1
Press Release, dated November 5, 2009, issued by PennyMac Mortgage Investment Trust pertaining to its financial results for the period from August 4, 2009 (commencement of operations) to September 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: November 6, 2009	/s/ Anne D. McCallion
Anne D. McCallion
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1
Press Release, dated November 5, 2009, issued by PennyMac Mortgage Investment Trust pertaining to its financial results for the period from August 4, 2009 (commencement of operations) to September 30, 2009.